UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K
__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2008 (May 23, 2008)

___________

MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

__________

Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A
(Former name or former address, if changed since last report)

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 23, 2008, the Registrant issued a press release announcing that it will continue to challenge a $220 million jury verdict rendered in 2007 in a lawsuit arising from a contract dispute between Central West Virginia Energy Company, an indirect wholly owned subsidiary of the Registrant, and Wheeling-Pittsburgh Steel Corporation.  The Registrant issued the press release upon learning that the West Virginia Supreme Court of Appeals decided not to hear an appeal of the verdict.  The Registrant’s press release dated May 23, 2008 is attached as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated May 23, 2008 issued by the Registrant entitled “Massey Energy to Continue Challenging Verdict in Wheeling-Pitt Dispute.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: May 23, 2008	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 23, 2008 issued by the Registrant entitled “Massey Energy to Continue Challenging Verdict in Wheeling-Pitt Dispute.”